UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 26, 2015

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)
60523
(Zip Code)

(630) 623-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On October 26, 2015, the Board of Directors (the “Board”) of McDonald’s Corporation (the “Company”) amended and restated the By-Laws of the Company (the “Amended and Restated By-Laws”), effective immediately, to implement new “proxy access” rights for eligible shareholders, among other amendments. McDonald’s had indicated earlier this year that it would continue to analyze proxy access, seek market and investor perspectives and continue to engage with shareholders to listen to their evolving views on the topic.

As amended, Article II, Section 12 of the Amended and Restated By-Laws generally permits an eligible shareholder, or a group of up to 20 shareholders, that has continuously owned at least three percent of the Company’s outstanding shares of capital stock for three years to include in the Company’s proxy materials director nominations of up to the greater of two Directors and 20% of the number of Directors currently serving on the Company’s Board, subject to the terms and conditions specified in the Amended and Restated By-Laws. McDonald’s sought the input of a number of its shareholders regarding this new proxy access framework and the related terms and engaged in discussions with shareholders prior to adopting the Amended and Restated By-Laws.

The Board further amended Article III, Section 10 in order to conform this section with recent amendments made to the
Delaware General Corporation Law regarding board consent action with future effective dates.

The Amended and Restated By-Laws also include administrative changes to provisions in Article II, Section 11, relating to shareholder nominations and other shareholder business to make the Amended and Restated By-Laws consistent with the new provisions in Article II, Section 12, regarding proxy access. The Board also approved other ministerial and grammatical changes for the Amended and Restated By-Laws.

This description of the amendments to the Company’s Amended and Restated By-Laws is qualified in its entirety by reference to the text of the Amended and Restated By-Laws, which is attached hereto as Exhibit 3(b) and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

3(b)	By-Laws of McDonald's Corporation, as amended and restated with effect as of October 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date:	October 28, 2015	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President—Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No. 3(b)	By-Laws of McDonald's Corporation, as amended and restated with effect as of October 26, 2015